Exhibit 12

                                November 7, 2000

StockJungle.com Trust
5750 Wilshire Boulevard, Suite 560
Los Angeles, California  90036

     Re:  Reorganization of StockJungle.com Community Intelligence Fund

Ladies and Gentlemen:

     You have requested our opinion as counsel for StockJungle.com Trust, a Massachusetts business trust ("SJTrust"), with respect to certain Federal income tax matters in connection with the reorganization by and between the StockJungle.com Community Intelligence Fund (the "Acquiring Fund"), a series of Trust for Investment Managers, a Delaware business trust ("TIM"), and the StockJungle.com Community Intelligence Fund (the "Target Fund"), a series of SJTrust. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated as of October 16, 2000 (the "Reorganization Agreement"), by TIM for itself and on behalf of the Acquiring Fund and by SJTrust for itself and on behalf of the Target Fund, and adopts the applicable defined terms therein.

     This letter and the opinion expressed herein are for delivery to SJTrust and may be relied upon only by SJTrust, the Target Fund and its shareholders. This opinion also may be disclosed by SJTrust, and the Target Fund or any of its shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting SJTrust, and the Target Fund or any of its shareholders or in connection with any judicial proceeding relating to the Federal, state or local tax liability of SJTrust, and the Target Fund or any of its shareholders.
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StockJungle.com Trust
November 7, 2000
Page 2

     For purposes of this opinion we have assumed the truth and accuracy of the following facts:

     TIM was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is validly existing under the laws of Delaware. TIM is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Acquiring Fund is a series of TIM duly established under the laws of Delaware, and is validly existing under the laws of that state. The Acquiring Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Acquiring Fund is fully transferable and has full voting rights.

     SJTrust was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Massachusetts. SJTrust is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Target Fund is a series of SJTrust duly established under the laws of Massachusetts, and is validly existing under the laws of that state. The shares of the Target Fund are widely held. The Target Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Target Fund is fully transferable and has full voting rights.

     For valid business purposes, the following transaction (the "Transaction") will take place in accordance with the laws of the States of Delaware and Massachusetts and pursuant to the Reorganization Agreement:

     (a) On the date of the closing (the "Closing Date"), SJTrust will cause the Target Fund to transfer substantially all of its assets to the Acquiring Fund. Solely in exchange therefor, TIM will cause the Acquiring Fund to assume all of the liabilities of the Target Fund and to deliver to the Target Fund a number of shares of voting common stock of the Acquiring Fund which represents 50% or more of the aggregate voting shares of the Acquiring Fund.
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StockJungle.com Trust
November 7, 2000
Page 3

     (b) SJTrust will then cause the Target Fund to liquidate and distribute all of the shares of the Acquiring Fund to the shareholders of the Target Fund in proportion to their respective interests in the Target Fund in exchange for their shares in the Target Fund.

     (c) SJTrust will then cause the Target Fund to wind up and dissolve as soon as practicable thereafter.

     In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

     (1)  The Reorganization Agreement; and

     (2) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

     For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by TIM on behalf of Acquiring Fund and SJTrust on behalf of the Target Fund, as applicable:

     (A) The fair market value of the shares of the Acquiring Fund received by each shareholder of the Target Fund will be approximately equal to the fair market value of the shares of the Target Fund surrendered in the exchange.

     (B)  There is no plan or  intention  by the  Acquiring  Fund or any  person related to the Acquiring Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the stock of the Acquiring Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund's business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes ("Affiliated Group Relationship") or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (the "Parent-Subsidiary Relationship")).
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StockJungle.com Trust
November 7, 2000
Page 4

     (C) During the five-year period ending on the date of the Transaction, neither the Target Fund nor any person related to the Target Fund by having a Parent- Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired stock of the Target Fund with consideration other than shares of the Acquiring Fund or the Target Fund (except for shares of the Target Fund stock acquired from dissenters in the transaction), (ii) redeemed or made distributions with respect to the Target Fund shares, except for redemptions in the ordinary course of the Target Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act and distributions necessary to qualify for the special tax treatment afforded regulated investment companies under Section 852 of the Internal Revenue Code of 1986, as amended (the "Code"), and made in the ordinary course of the Target Fund's business as a qualified regulated investment company.

     (D) Prior to or in the Transaction, neither the Acquiring Fund nor any person related to the Acquiring Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the Acquiring Fund) will have acquired directly or through any transaction, agreement or arrangement with any other person, stock of the Target Fund with consideration other than shares of the Acquiring Fund.

     (E) The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B), (C) and (D) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions and distributions) of the proprietary interest in the Target Fund on the effective date of the proposed transaction.

     (F) The Acquiring Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Transaction. For purposes of this representation, amounts used by the Target Fund to pay its reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Target Fund's business as an investment company) made by the Target Fund immediately preceding the transfer have been included as assets of the Target Fund held immediately prior to the Transaction.
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StockJungle.com Trust
November 7, 2000
Page 5

     (G) After the Transaction, the shareholders of the Target Fund will be in control of the Acquiring Fund within the meaning of Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (H) The Acquiring Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company.

     (I) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Target Fund acquired in the Transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

     (J) In pursuance of the plan of reorganization, the Target Fund will distribute as soon as practicable the shares of the Acquiring Fund it receives in the Transaction.

     (K) The liabilities of the Target Fund assumed by the Acquiring Fund plus the liabilities to which the assets are subject were incurred by the Target Fund in the ordinary course of its business and are associated with the assets transferred.

     (L) The fair market value of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (M) The total adjusted bases of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (N) Following the Transaction, the Acquiring Fund will continue the historic business of the Target Fund or use a significant portion of the Target Fund's historic business assets in a business.

     (O) At the time of the Transaction, the Acquiring Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the Acquiring Fund
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StockJungle.com Trust
November 7, 2000
Page 6

that, if exercised or converted, would affect the Target Fund's shareholders' acquisition or retention of control of the Acquiring Fund, as defined in Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (P) There is no intercorporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     (Q) The Target Fund and the Acquiring Fund meet the requirements of a regulated investment company as defined in Sections 368(a)(2)(F)(ii) and (iii) of the Code. Section 368(a)(2)(F)(ii) of the Code requires that not more than 25% of the value of the investment company's total assets is invested in the stock and securities of any one issuer and not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.
Section 368(a)(2)(F)(iii) of the Code requires that 50% or more of the value of the investment company's total assets are stock and securities and 80% or more of the value of its total assets are assets held for investment.

     (R) The Target Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

     (S) The investment advisor to both the Acquiring Fund and the Target Fund will pay or assume only those expenses of the Target Fund and the Target Fund's shareholders that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents' fees and expenses). Otherwise, the Acquiring Fund, the Target Fund, and the shareholders of the Target Fund will pay their respective expenses, if any, incurred in connection with the transaction.

     (T) The Target Fund has elected to be taxed as a "regulated investment company" under Section 851 of the Code and, for all of its taxable periods (including the last short taxable period ending on the date of the Transaction for the Target Fund), has qualified for the special tax treatment afforded regulated investment companies under the Code, and after the Transaction, the Acquiring Fund intends to continue to so qualify.
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StockJungle.com Trust
November 7, 2000
Page 7

     Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Target Fund distributes the shares of the Acquiring Fund received in the Transaction as soon as practicable, we are of the opinion that:

     (a) The transfer of substantially all of the Target Fund's assets to the Acquiring Fund in exchange for shares of the Acquiring Fund ("Shares") and the assumption of the Target Fund's liabilities, and the distribution of the Shares to the Target Fund shareholders in liquidation of the Target Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of
Section 368(a) of the Code;

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (c) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (d) No gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their shares of the Target Fund for Shares;

     (e) The tax basis of Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Target Fund shares held by that shareholder immediately before the Reorganization;

     (f) The tax bases of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax bases of such assets to the Target Fund immediately prior to the Reorganization;

     (g) The holding period of Shares to be received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder; and
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StockJungle.com Trust
November 7, 2000
Page 8

     (h) The holding period of the assets of the Target Fund acquired by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

     The opinion set forth above represents our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

     We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                        Very truly yours,

                                November 7, 2000

StockJungle.com Trust
5750 Wilshire Boulevard, Suite 560
Los Angeles, California  90036

     Re:  Reorganization of StockJungle.com Market Leaders Growth Fund

Ladies and Gentlemen:

     You have requested our opinion as counsel for StockJungle.com Trust, a Massachusetts business trust ("SJTrust"), with respect to certain Federal income tax matters in connection with the reorganization by and between the StockJungle.com Market Leaders Fund (the "Acquiring Fund"), a series of Trust for Investment Managers, a Delaware business trust ("TIM"), and the StockJungle.com Market Leaders Growth Fund (the "Target Fund"), a series of SJTrust. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated as of October 16, 2000 (the "Reorganization Agreement"), by TIM for itself and on behalf of the Acquiring Fund and by SJTrust for itself and on behalf of the Target Fund, and adopts the applicable defined terms therein.

     This letter and the opinion expressed herein are for delivery to SJTrust and may be relied upon only by SJTrust, the Target Fund and its shareholders. This opinion also may be disclosed by SJTrust, and the Target Fund or any of its shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting SJTrust, and the Target Fund or any of its shareholders or in connection with any judicial proceeding relating to the Federal, state or local tax liability of SJTrust, and the Target Fund or any of its shareholders.

StockJungle.com Trust
November 7, 2000
Page 2

     For purposes of this opinion we have assumed the truth and accuracy of the following facts:

     TIM was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is validly existing under the laws of Delaware. TIM is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Acquiring Fund is a series of TIM duly established under the laws of Delaware, and is validly existing under the laws of that state. The Acquiring Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Acquiring Fund is fully transferable and has full voting rights.

     SJTrust was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Massachusetts. SJTrust is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Target Fund is a series of SJTrust duly established under the laws of Massachusetts, and is validly existing under the laws of that state. The shares of the Target Fund are widely held. The Target Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Target Fund is fully transferable and has full voting rights.

     For valid business purposes, the following transaction (the "Transaction") will take place in accordance with the laws of the States of Delaware and Massachusetts and pursuant to the Reorganization Agreement:

     (a) On the date of the closing (the "Closing Date"), SJTrust will cause the Target Fund to transfer substantially all of its assets to the Acquiring Fund. Solely in exchange therefor, TIM will cause the Acquiring Fund to assume all of the liabilities of the Target Fund and to deliver to the Target Fund a number of shares of voting common stock of the Acquiring Fund which represents 50% or more of the aggregate voting shares of the Acquiring Fund.
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StockJungle.com Trust
November 7, 2000
Page 3

     (b) SJTrust will then cause the Target Fund to liquidate and distribute all of the shares of the Acquiring Fund to the shareholders of the Target Fund in proportion to their respective interests in the Target Fund in exchange for their shares in the Target Fund.

     (c) SJTrust will then cause the Target Fund to wind up and dissolve as soon as practicable thereafter.

     In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

     (1)  The Reorganization Agreement; and

     (2) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

     For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by TIM on behalf of Acquiring Fund and SJTrust on behalf of the Target Fund, as applicable:

     (A) The fair market value of the shares of the Acquiring Fund received by each shareholder of the Target Fund will be approximately equal to the fair market value of the shares of the Target Fund surrendered in the exchange.

     (B)  There is no plan or  intention  by the  Acquiring  Fund or any  person related to the Acquiring Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the stock of the Acquiring Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund's business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes ("Affiliated Group Relationship") or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (the "Parent-Subsidiary Relationship")).
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StockJungle.com Trust
November 7, 2000
Page 4

     (C) During the five-year period ending on the date of the Transaction, neither the Target Fund nor any person related to the Target Fund by having a Parent- Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired stock of the Target Fund with consideration other than shares of the Acquiring Fund or the Target Fund (except for shares of the Target Fund stock acquired from dissenters in the transaction), (ii) redeemed or made distributions with respect to the Target Fund shares, except for redemptions in the ordinary course of the Target Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act and distributions necessary to qualify for the special tax treatment afforded regulated investment companies under Section 852 of the Internal Revenue Code of 1986, as amended (the "Code"), and made in the ordinary course of the Target Fund's business as a qualified regulated investment company.

     (D) Prior to or in the Transaction, neither the Acquiring Fund nor any person related to the Acquiring Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the Acquiring Fund) will have acquired directly or through any transaction, agreement or arrangement with any other person, stock of the Target Fund with consideration other than shares of the Acquiring Fund.

     (E) The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B), (C) and (D) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions and distributions) of the proprietary interest in the Target Fund on the effective date of the proposed transaction.

     (F) The Acquiring Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Transaction. For purposes of this representation, amounts used by the Target Fund to pay its reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Target Fund's business as an investment company) made by the Target Fund immediately preceding the transfer have been included as assets of the Target Fund held immediately prior to the Transaction.

StockJungle.com Trust
November 7, 2000
Page 5

     (G) After the Transaction, the shareholders of the Target Fund will be in control of the Acquiring Fund within the meaning of Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (H) The Acquiring Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company.

     (I) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Target Fund acquired in the Transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

     (J) In pursuance of the plan of reorganization, the Target Fund will distribute as soon as practicable the shares of the Acquiring Fund it receives in the Transaction.

     (K) The liabilities of the Target Fund assumed by the Acquiring Fund plus the liabilities to which the assets are subject were incurred by the Target Fund in the ordinary course of its business and are associated with the assets transferred.

     (L) The fair market value of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (M) The total adjusted bases of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (N) Following the Transaction, the Acquiring Fund will continue the historic business of the Target Fund or use a significant portion of the Target Fund's historic business assets in a business.

     (O) At the time of the Transaction, the Acquiring Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the Acquiring Fund

StockJungle.com Trust
November 7, 2000
Page 6

that, if exercised or converted, would affect the Target Fund's shareholders' acquisition or retention of control of the Acquiring Fund, as defined in Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (P) There is no intercorporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     (Q) The Target Fund and the Acquiring Fund meet the requirements of a regulated investment company as defined in Sections 368(a)(2)(F)(ii) and (iii) of the Code. Section 368(a)(2)(F)(ii) of the Code requires that not more than 25% of the value of the investment company's total assets is invested in the stock and securities of any one issuer and not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.
Section 368(a)(2)(F)(iii) of the Code requires that 50% or more of the value of the investment company's total assets are stock and securities and 80% or more of the value of its total assets are assets held for investment.

     (R) The Target Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

     (S) The investment advisor to both the Acquiring Fund and the Target Fund will pay or assume only those expenses of the Target Fund and the Target Fund's shareholders that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents' fees and expenses). Otherwise, the Acquiring Fund, the Target Fund, and the shareholders of the Target Fund will pay their respective expenses, if any, incurred in connection with the transaction.

     (T) The Target Fund has elected to be taxed as a "regulated investment company" under Section 851 of the Code and, for all of its taxable periods (including the last short taxable period ending on the date of the Transaction for the Target Fund), has qualified for the special tax treatment afforded regulated investment companies under the Code, and after the Transaction, the Acquiring Fund intends to continue to so qualify.

StockJungle.com Trust
November 7, 2000
Page 7

     Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Target Fund distributes the shares of the Acquiring Fund received in the Transaction as soon as practicable, we are of the opinion that:

     (a) The transfer of substantially all of the Target Fund's assets to the Acquiring Fund in exchange for shares of the Acquiring Fund ("Shares") and the assumption of the Target Fund's liabilities, and the distribution of the Shares to the Target Fund shareholders in liquidation of the Target Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of
Section 368(a) of the Code;

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (c) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (d) No gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their shares of the Target Fund for Shares;

     (e) The tax basis of Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Target Fund shares held by that shareholder immediately before the Reorganization;

     (f) The tax bases of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax bases of such assets to the Target Fund immediately prior to the Reorganization;

     (g) The holding period of Shares to be received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder; and

StockJungle.com Trust
November 7, 2000
Page 8

     (h) The holding period of the assets of the Target Fund acquired by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

     The opinion set forth above represents our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusion based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

     We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                        Very truly yours,

                                November 7, 2000

StockJungle.com Trust
5750 Wilshire Boulevard, Suite 560
Los Angeles, California  90036

     Re:  Reorganization of StockJungle.com Pure Play Internet Fund

Ladies and Gentlemen:

     You have requested our opinion as counsel for StockJungle.com Trust, a Massachusetts business trust ("SJTrust"), with respect to certain Federal income tax matters in connection with the reorganization by and between the StockJungle.com Pure Play Internet Fund (the "Acquiring Fund"), a series of Trust for Investment Managers, a Delaware business trust ("TIM"), and the StockJungle.com Pure Play Internet Fund (the "Target Fund"), a series of SJTrust. This opinion is rendered in connection with the transaction described in the Agreement and Plan of Reorganization dated as of October 16, 2000 (the "Reorganization Agreement"), by TIM for itself and on behalf of the Acquiring Fund and by SJTrust for itself and on behalf of the Target Fund, and adopts the applicable defined terms therein.

     This letter and the opinion expressed herein are for delivery to SJTrust and may be relied upon only by SJTrust, the Target Fund and its shareholders. This opinion also may be disclosed by SJTrust, and the Target Fund or any of its shareholders in connection with an audit or other administrative proceeding before the Internal Revenue Service (the "Service") affecting SJTrust, and the Target Fund or any of its shareholders or in connection with any judicial proceeding relating to the Federal, state or local tax liability of SJTrust, and the Target Fund or any of its shareholders.

StockJungle.com Trust
November 7, 2000
Page 2

     For purposes of this opinion we have assumed the truth and accuracy of the following facts:

     TIM was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is validly existing under the laws of Delaware. TIM is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Acquiring Fund is a series of TIM duly established under the laws of Delaware, and is validly existing under the laws of that state. The Acquiring Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Acquiring Fund is fully transferable and has full voting rights.

     SJTrust was duly created pursuant to its Agreement and Declaration of Trust by the Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Massachusetts. SJTrust is registered as an investment company classified as a diversified, open-end management company, under the 1940 Act.

     The Target Fund is a series of SJTrust duly established under the laws of Massachusetts, and is validly existing under the laws of that state. The shares of the Target Fund are widely held. The Target Fund has an authorized capital of an unlimited number of shares and each outstanding share of the Target Fund is fully transferable and has full voting rights.

     For valid business purposes, the following transaction (the "Transaction") will take place in accordance with the laws of the States of Delaware and Massachusetts and pursuant to the Reorganization Agreement:

     (a) On the date of the closing (the "Closing Date"), SJTrust will cause the Target Fund to transfer substantially all of its assets to the Acquiring Fund. Solely in exchange therefor, TIM will cause the Acquiring Fund to assume all of the liabilities of the Target Fund and to deliver to the Target Fund a number of shares of voting common stock of the Acquiring Fund which represents 50% or more of the aggregate voting shares of the Acquiring Fund.

StockJungle.com Trust
November 7, 2000
Page 3

     (b) SJTrust will then cause the Target Fund to liquidate and distribute all of the shares of the Acquiring Fund to the shareholders of the Target Fund in proportion to their respective interests in the Target Fund in exchange for their shares in the Target Fund.

     (c) SJTrust will then cause the Target Fund to wind up and dissolve as soon as practicable thereafter.

     In rendering the opinion set forth below, we have examined and relied upon the following, assuming the truth and accuracy of any statements contained therein:

     (1)  The Reorganization Agreement; and

     (2) Such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

     For purposes of rendering the opinion set forth below, we have in addition relied upon the following representations by TIM on behalf of Acquiring Fund and SJTrust on behalf of the Target Fund, as applicable:

     (A) The fair market value of the shares of the Acquiring Fund received by each shareholder of the Target Fund will be approximately equal to the fair market value of the shares of the Target Fund surrendered in the exchange.

     (B)  There is no plan or  intention  by the  Acquiring  Fund or any  person related to the Acquiring Fund, as defined in section 1.368-1(e)(3) of the Treasury Regulations, to acquire or redeem any of the stock of the Acquiring Fund issued in the Transaction either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of the Acquiring Fund's business as an open-end investment company, as required by section 22(e) of the 1940 Act. For this purpose, section 1.368-1(e)(3) of the Treasury Regulations generally provides that two corporations are related if they are members of the same affiliated group (i.e., one or more chains of corporations connected through stock ownership with a common parent corporation where: (i) stock with at least 80% of the total voting power and value of each corporation in the chain is owned directly by one or more of the other corporations in the chain; and (ii) the common parent owns directly stock with at least 80% of the voting power and value of at least one of the corporations in the chain for consolidated return purposes ("Affiliated Group Relationship") or if one corporation owns stock possessing at least 50% or more of the voting power or value of the other corporation (the "Parent-Subsidiary Relationship")).

StockJungle.com Trust
November 7, 2000
Page 4

     (C) During the five-year period ending on the date of the Transaction, neither the Target Fund nor any person related to the Target Fund by having a Parent- Subsidiary Relationship will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired stock of the Target Fund with consideration other than shares of the Acquiring Fund or the Target Fund (except for shares of the Target Fund stock acquired from dissenters in the transaction), (ii) redeemed or made distributions with respect to the Target Fund shares, except for redemptions in the ordinary course of the Target Fund's business as an open-end investment company as required by section 22(e) of the 1940 Act and distributions necessary to qualify for the special tax treatment afforded regulated investment companies under Section 852 of the Internal Revenue Code of 1986, as amended (the "Code"), and made in the ordinary course of the Target Fund's business as a qualified regulated investment company.

     (D) Prior to or in the Transaction, neither the Acquiring Fund nor any person related to the Acquiring Fund (i.e., having either an Affiliated Group Relationship or a Parent-Subsidiary Relationship with the Acquiring Fund) will have acquired directly or through any transaction, agreement or arrangement with any other person, stock of the Target Fund with consideration other than shares of the Acquiring Fund.

     (E) The aggregate value of the acquisitions, redemptions, and distributions discussed in paragraphs (B), (C) and (D) above will not exceed 50% of the value (without giving effect to the acquisitions, redemptions and distributions) of the proprietary interest in the Target Fund on the effective date of the proposed transaction.

     (F) The Acquiring Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Transaction. For purposes of this representation, amounts used by the Target Fund to pay its reorganization expenses, amounts paid by the Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except for distributions and redemptions occurring in the ordinary course of the Target Fund's business as an investment company) made by the Target Fund immediately preceding the transfer have been included as assets of the Target Fund held immediately prior to the Transaction.

StockJungle.com Trust
November 7, 2000
Page 5

     (G) After the Transaction, the shareholders of the Target Fund will be in control of the Acquiring Fund within the meaning of Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (H) The Acquiring Fund has no plan or intention to reacquire any of its shares issued in the Transaction, except for acquisitions made in the ordinary course of its business as a series of an investment company.

     (I) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of the Target Fund acquired in the Transaction, except for dispositions made in the ordinary course of its business as a series of an investment company.

     (J) In pursuance of the plan of reorganization, the Target Fund will distribute as soon as practicable the shares of the Acquiring Fund it receives in the Transaction.

     (K) The liabilities of the Target Fund assumed by the Acquiring Fund plus the liabilities to which the assets are subject were incurred by the Target Fund in the ordinary course of its business and are associated with the assets transferred.

     (L) The fair market value of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (M) The total adjusted bases of the assets of the Target Fund transferred to the Acquiring Fund will equal or exceed the sum of the liabilities to be assumed by the Acquiring Fund, plus the amount of liabilities, if any, to which the transferred assets are subject.

     (N) Following the Transaction, the Acquiring Fund will continue the historic business of the Target Fund or use a significant portion of the Target Fund's historic business assets in a business.

     (O) At the time of the Transaction, the Acquiring Fund will not have any outstanding warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares in the Acquiring Fund

StockJungle.com Trust
November 7, 2000
Page 6

that, if exercised or converted, would affect the Target Fund's shareholders' acquisition or retention of control of the Acquiring Fund, as defined in Section 368(a)(2)(H) of the Code, which provides that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of shares entitled to vote, or at least 50% of the total value of all classes of shares.

     (P) There is no intercorporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

     (Q) The Target Fund and the Acquiring Fund meet the requirements of a regulated investment company as defined in Sections 368(a)(2)(F)(ii) and (iii) of the Code. Section 368(a)(2)(F)(ii) of the Code requires that not more than 25% of the value of the investment company's total assets is invested in the stock and securities of any one issuer and not more than 50% of the value of its total assets is invested in the stock and securities of five or fewer issuers.
Section 368(a)(2)(F)(iii) of the Code requires that 50% or more of the value of the investment company's total assets are stock and securities and 80% or more of the value of its total assets are assets held for investment.

     (R) The Target Fund is not under the jurisdiction of a court in a case under Title 11 of the United States Code or a receivership, foreclosure, or similar proceeding in a Federal or state court.

     (S) The investment advisor to both the Acquiring Fund and the Target Fund will pay or assume only those expenses of the Target Fund and the Target Fund's shareholders that are solely and directly related to the transaction in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187 (such as legal and accounting expenses, appraisal fees, administrative costs, security underwriting and registration fees and expenses, and transfer agents' fees and expenses). Otherwise, the Acquiring Fund, the Target Fund, and the shareholders of the Target Fund will pay their respective expenses, if any, incurred in connection with the transaction.

     (T) The Target Fund has elected to be taxed as a "regulated investment company" under Section 851 of the Code and, for all of its taxable periods (including the last short taxable period ending on the date of the Transaction for the Target Fund), has qualified for the special tax treatment afforded regulated investment companies under the Code, and after the Transaction, the Acquiring Fund intends to continue to so qualify.

StockJungle.com Trust
November 7, 2000
Page 7

     Our opinion set forth in this letter is based upon the Code, regulations of the Treasury Department, published administrative announcements and rulings of the Service and court decisions, all as of the date of this letter. Based on the foregoing facts and representations, and provided that the Transaction will take place in accordance with the terms of the Reorganization Agreement, and further provided that the Target Fund distributes the shares of the Acquiring Fund received in the Transaction as soon as practicable, we are of the opinion that:

     (a) The transfer of substantially all of the Target Fund's assets to the Acquiring Fund in exchange for shares of the Acquiring Fund ("Shares") and the assumption of the Target Fund's liabilities, and the distribution of the Shares to the Target Fund shareholders in liquidation of the Target Fund, will constitute a "reorganization" (the "Reorganization") within the meaning of
Section 368(a) of the Code;

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (c) No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for Shares and the assumption by the Acquiring Fund of the Target Fund's liabilities;

     (d) No gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their shares of the Target Fund for Shares;

     (e) The tax basis of Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the tax basis of the Target Fund shares held by that shareholder immediately before the Reorganization;

     (f) The tax bases of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax bases of such assets to the Target Fund immediately prior to the Reorganization;

     (g) The holding period of Shares to be received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder; and

StockJungle.com Trust
November 7, 2000
Page 8

     (h) The holding period of the assets of the Target Fund acquired by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

     The opinion set forth above represents our conclusions as to the application of Federal income tax law existing as of the date of this letter to the transaction described above, and we can give no assurance that legislative enactments, administrative changes or court decisions may not be forthcoming which would require modifications or revocations of our opinion expressed herein. Moreover, there can be no assurance that positions contrary to our opinion will not be taken by the Service, or that a court considering the issues would not hold contrary to such opinion. Further, the opinion set forth above represents our conclusions based upon the documents and facts referred to above. Any material amendments to such documents or changes in any significant facts would affect the opinion referred to herein. Although we have made such inquiries and performed such investigation as we have deemed necessary to fulfill our professional responsibilities, we have not undertaken an independent investigation of the facts referred to in this letter.

     We express no opinion as to any Federal income tax issue or other matter except those set forth above.

                                        Very truly yours,